UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Airgas



It's All About Value (Updated)

September 2, 2010

IMPORTANT INFORMATION

In connection with its 2010 Annual Meeting of Stockholders, Airgas, Inc. has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the "SEC"). INVESTORS AND STOCKHOLDERS OF AIRGAS ARE URGED TO READ THE PROXY STATEMENT FOR THE 2010 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. In response to the tender offer proposed by Air Products and Chemicals, Inc. referred to in this communication, Airgas has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9, as amended. STOCKHOLDERS OF AIRGAS ARE ADVISED TO READ AIRGAS' SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS AMENDED, IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Air Products. Investors and stockholders will be able to obtain free copies of Airgas' definitive proxy statement, the Solicitation/Recommendation Statement on Schedule 14D-9, any amendments or supplements to the proxy statement and/or the Schedule 14D-9, any other documents filed by Airgas in connection with the 2010 Annual Meeting and/or the tender offer by Air Products, and other documents filed with the SEC by Airgas at the SEC's website at www.sec.gov. Free copies of the definitive proxy statement, the Solicitation/ Recommendation Statement on Schedule 14D-9, and any amendments and supplements to these documents are also available in the "Investor Information" section of the Company's website at www.airgas.com, or through the following web address: http://investor.shareholder.com/arg/airgascontent.cfm. Airgas and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with its 2010 Annual Meeting. Detailed information regarding the names, affiliations and interests of Airgas' directors and executive officers is available in the definitive proxy statement for the 2010 Annual Meeting, which was filed with the SEC on July 23, 2010. To the extent holdings of Airgas securities have changed, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

FORWARD-LOOKING STATEMENTS

This presentation contains statements that are forward looking. Forward-looking statements include the statements identified as forward-looking in the Company's press release announcing its quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words "believes," "may," "plans," "will," "could," "should," "estimates," "continues," "anticipates," "intends," "expects" and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Airgas assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in the Company's press release announcing its quarterly earnings, as well as other factors described in the Company's reports, including its March 31, 2010 Form 10-K, subsequent Forms 10-Q, and other forms filed by the Company with the Securities and Exchange Commission. The Company notes that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995. The Company is not waiving any other defenses that may be available under applicable law.

Agenda

Airgas Has Consistently Created Shareholder Value…

Absolute Total Shareholder Return Since Airgas' IPO (a)	4,201%
Total Shareholder Return CAGR Since Airgas' IPO (a)	18%
Total Shareholder Return Since January 1, 1987 Ranking in S&P 500 (b)	#26 highest out of 500
Officer and Director Stock Beneficial Ownership (c)	11.9%
Officer and Director Stock Beneficial Ownership Ranking in S&P 500	#28 highest out of 500

Note: Market data measured through market close on February 4, 2010, prior to date of announcement of the Air Products offer.
(a) Split-adjusted, since Airgas' IPO in 1986. Total Shareholder Return calculated as share price plus dividends reinvested.
(b) Excludes current S&P 500 constituents which were not public at January 1, 1987.
(c) Includes all options and other rights to acquire shares exercisable on or within 60 days of May 31, 2010.

Our Board Believes That Air Products' Offer Would Deprive Shareholders of Full Value

- Airgas' management has a proven track record of exceptional shareholder value creation
- The Airgas Board unanimously believes that Air Products' offer grossly undervalues Airgas and is not a sensible starting point for any discussions or negotiations
  - The Airgas Board has always been prepared to engage in discussions if and when it believes those conversations will result in an appropriate value for Airgas stockholders
- We believe strongly that Airgas will generate more value for stockholders by executing its strategic plan than by pursuing Air Products' proposed transaction
  - FY Q1 2011 announced results demonstrate the strength of our earnings growth, underpinned by an economic recovery that is just beginning
- In addition, Airgas has significant "scarcity value" as the largest independent packaged gas business in the world

We believe that Airgas is poised to deliver significant value driven by a material recovery in our earnings through 2012

Time Has Provided Additional Value to Our Shareholders

10-Year U.S. Treasury Yield


4.5%
4.0%
3.5%
3.0%
2.5%
Feb-2010
May-2010
Aug-2010
2.7%

Peer Stock Prices[1]


130%
120%
110%
100%
90%
Feb-2010
May-2010
Aug-2010
Air Liquide: 18.4%
Praxair: 17.9%
Linde: 15.9%

Our Earnings*


$0.65
$0.69
$0.83
FQ3 2010
FQ4 2010
FQ1 2011

- Additionally, from December 31, 2009 to August 13, 2010, Airgas reduced adjusted debt by more than $230 million

Source: Bloomberg market data as of August 13, 2010, public filings
Note: All data shown from February 5, 2010, the date of the announcement of the initial Air Products public offer, and August 13, 2010.
* Represents quarterly Adjusted EPS. See attached reconciliations of non-GAAP measures.
(1) Shown indexed to close as of February 5, 2010, and denominated in local currencies.

Agenda

Airgas Is the Only Remaining Independent Packaged Gas Company of Scale in the World…

The 100 largest independents account for nearly 25% of the total market


Airgas
25%
~900
Independents
50%
Praxair
Taiyo Nippon Sanso
Air Liquide
Linde
$12B+ U.S. Packaged Gases &
Welding Hardgoods Market

Pipeline & bulk ~$10B	Packaged Gases $6.5B+	Welding Hardgoods $5.5B+	Safety PPE $6B+	Other MRO $50B+

← Airgas →

- Air Liquide
- Air Products
- Linde
- Praxair

- Air Liquide
- Linde
- Praxair
- Taiyo Nippon Sanso
- Regional Competitors
- Independents

- Air Liquide
- Linde
- Praxair
- Taiyo Nippon Sanso
- Regional Competitors
- Independents

…With an Unparalleled Distribution Platform and Significant Production of Gases

- Leader in the U.S. packaged gas market
  - Leading position in U.S. packaged industrial, medical, and specialty gas market
  - Significant position in U.S. bulk market
  - Leading platform for U.S. refrigerants, ammonia, and process chemicals markets
- We also produce various gases
  - Fifth largest U.S. producer of atmospheric gases
  - Leading U.S. supplier of liquid CO_2 and dry ice
  - Largest U.S. producer of nitrous oxide
- Leading supplier of hardgoods in U.S.
  - Welding, safety and related MRO supplies
  - Red-D-Arc® rental welders
- National platform supports multiple sales channels:
  - Branch-based field sales
  - Retail stores
  - Strategic Accounts
  - Distributors
  - Telesales
  - Catalog
  - eBusiness




Airgas




Known Locally Nationwide

~1,100 Locations

- 875+ branches
- 325+ HP fill plants
- 16 ASU's
- 18 acetylene plants
- 6 liquid CO_2 production plants
- 63 regional spec gas labs
- 8 national spec gas labs
- 6 hardgoods distribution centers

14,000+ Associates

- ~1,500 sales people (25% specialists)
- 5,000+ drivers

10M+ Cylinders

13,500+ Bulk Tanks

5,000+ Vehicles


Branch / Retail Store / Other
Air Separation Unit ("ASU")
Hardgoods Distribution Center

Creating Value for Customers Through the Right Supply Modes

- **Our full range of supply modes enables our customers to optimize their production processes and reduce total costs**

Packaged Gases

Cylinders



Dewars


NITROGEN
NITROGEN

Bulk Gases

MicroBulk



Bulk, Tube Trailers


Airgas
OXYGEN, COMPRESSED

Onsite, Pipeline



Size of Supply Mode →

Hardgoods Supply Modes








Airgas

6 national hardgoods distribution centers

- Drop-ship large and small order quantities to end customers
- 1-2 day delivery to 95% of U.S.; next-day delivery to 60% of U.S.

875+ regional company branches

- Service walk-in customers with inventory on-hand
- Deliver to customers on truck routes or via common carrier

- Direct to customer from manufacturer
  - Vendor managed inventory (VMI)

We Are Stronger Than Ever

Airgas 2000 → Airgas 2010

Airgas 2000

- Creating operating culture
- Building out infrastructure
- Repositioning company (40+ hub companies)
- Early stages of establishing Strategic Products
- Gas/Rent = ~50% of sales
- Balance sheet leverage high

Airgas 2010

- *Operating culture firmly in place*
- *Scalable infrastructure*
- *12 regional operating companies form our national distribution platform*
- *11 strategically-aligned companies complement our core business*
- *Strategic Products established (account for more than 40% of sales)*
- *Gas/Rent = ~65% of sales*
- *Operating efficiency programs*
- *Significant Bulk capabilities*
- *Spec Gas innovation & marketing*
- *Ammonia and Refrigerants offerings*
- *Tech expertise / Engineering capabilities*
- *Demand planning / Buying Centers*
- *Brand management / RADNOR® private label*
- *Comfortable balance sheet leverage*

Airgas' Acquisition History vs. Non-Tech IP 1988-Present


Sales Acquired
Non-Tech IP
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
-9%
-10%
Non-Tech IP and GDP Growth
$600
$500
$400
$300
$200
$100
$0
Sales Acquired (in millions)
FY88
FY89
FY90
FY91
FY92
FY93
FY94
FY95
FY96
FY97
FY98
FY99
FY00
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09
FY10
Refron
Air Products Packaged
BOC Packaged
Linde Bulk
Linde Packaged

Airgas' Superior Track Record in Executing Acquisitions

Since 2000	Airgas	Air Products
Number of Acquisitions	91	21
Total Disclosed Value of Acquisitions	$2,210 million	$1,765 million
Acquisition and Restructuring Related Charges ($mm)	$21 million	$393 million (1)
Acquisition Value Leakage (2)	1%	22%

Source: Company public filings through January 2010

(1) Includes impairment charge on sale of U.S. Healthcare operations in 2009 and HPPC Business in 2007. Excludes charges and losses on currency hedges related to aborted BOC transaction.

(2) Defined as acquisition and restructuring related charges as percentage of total disclosed value of acquisitions.

A History of Value Creation and Alignment with Shareholders

Total Shareholder Returns outperforming the S&P 500	Since 1/1/1987, #26 highest out of 500 (Top 5%) (b) 3-year returns +22% 5-year returns +89% 10-year returns +516%
Officer and Director compensation practices favorable to peers	Incentive and equity based comp for officers Equity component to Director comp No repricing of options
Officer and Director stock beneficial ownership	11.9% (#28 highest out of S&P 500)
Employee compensation leveraged, consistent	Simple options; gainsharing plans Incentive-based components at all levels
Clean balance sheet	No material legacy liabilities No material contingent liabilities
Strong cash flow	Free Cash Flow(c) $411 million in FY10 Cash from Operations(c) $648 million in FY10 (20% CAGR since FY01)

Note: Market data as of February 4, 2010

(a) Split-adjusted, since Airgas' IPO in 1986. Total Shareholder Return calculated as share price plus dividends reinvested.

(b) Excludes current S&P 500 constituents which were not public at January 1, 1987.

(c) See attached reconciliations of non-GAAP measures.

We Have Delivered Significant EBITDA Growth Over the Last 22 Years

Fiscal Year Adjusted EBITDA

- ***In the midst of the worst recession since the Great Depression, FY 2010 was Airgas' only significant annual EBITDA decline in 22 years***


$27
$41
$38
$50
$62
$79
$109
$139
$145
$194
$196
$191
$190
$197
$236
$256
$314
$397
$489
$666
$746
$665
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Note: Dollars in millions.

Track Record of Double-Digit Growth in Revenue, EBITDA and EPS…

Revenue 2001-2009 CAGR | **EBITDA * – Capex** 2001-2009 CAGR | **EBITDA *** 2001-2009 CAGR | **Diluted EPS** 2001-2009 CAGR


11%
5%
Airgas
Air Products
15%
5%
Airgas
Air Products
17%
5%
Airgas
Air Products
20%
7%
Airgas
Air Products

Source: Financials based on company filings calendarized to December year end.
Note: CAGR = Compound Annual Growth Rate
* See attached reconciliation of non-GAAP measures.

…Consistently Meeting or Exceeding Consensus Analyst Estimates


Actual EPS vs. Consensus EPS Estimates
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Consensus Estimates
Actual

Source: FactSet and consensus Wall Street estimates as of August 13, 2010.

Agenda

Why We Expect a Clear Path to EPS of $4.20+ by CY 2012…

- Moderate macro-economic recovery underpins our Same-Store Sales ("SSS") growth of ~7% per year
  - Comparable to SSS growth in the prior recovery period
- As SSS increase, the operating leverage inherent in Airgas business model has historically translated to a higher EBITDA margin on every dollar of incremental revenue, and we expect this to continue
- Business mix is focused on higher-margin activities
  - e.g. Gas & Rent now comprises 65% of total sales versus 55%[1] in the prior recovery period
- Margin expansion is expected to be further enhanced by continued focus on operating efficiencies
- Investment of nearly $2.5 billion in capex and acquisitions in the last three years is not yet fully reflected in current performance
  - Our goal of CY2012 EPS of $4.20+ reflects all of the costs of the SAP implementation but none of the benefits

[1] CY2002.

What Happened in the Last Recovery?


Calendar Year Adjusted EPS* 2002-2005
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
18% CAGR
$ 0.94
$ 1.53
Dec-02
Dec-03
Dec-04
Dec-05


Airgas Share Price
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
24% CAGR
$ 17.25
$ 32.90
Dec-02
Dec-03
Dec-04
Dec-05

* See attached reconciliations of non-GAAP measures.

Note: "CAGR" = Compound Annual Growth Rate.

Recovery is Demonstrated in Our 1Q FY2011 Earnings

Announced First Fiscal Quarter

1Q FY2011 – Adj. EPS*


Guidance
Consensus Estimate
1Q 11 Actual
1Q 10 Actual

We have exceeded the high end of our guidance and consensus estimates by **15%** and Q1 2010 by **26%**

Revised Guidance

FY2011 – Adj. EPS*


$2.95
$3.15
Original Guidance
Revised Guidance

Strong operating momentum is reflected in our **7+%** raise in guidance

EBITDA Margin*

Actual 1QF11 | **CY12 Goal**


18.0%
1Q 11 Actual
CY 12 Goal

1Q11 has resulted in the highest EBITDA margin in ARG history and is already within our **CY'12 Goals**

Airgas' earnings recovery is clearly underway and reinforces our confidence in our CY2012 EPS goal of $4.20+

Source: Airgas Management and Wall Street research.
* See attached reconciliations of non-GAAP measures.

Airgas

Durable Business Model Across Economic Cycles

Fiscal Quarter	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10	1Q11
Sales	$1,120	$1,165	$1,081	$995	$982	$965	$945	$983	$1,053
Sales/Day	$17.5	$18.2	$17.4	$15.7	$15.3	$15.0	$15.2	$15.5	$16.3
Seq. Chg.	*3%*	*4%*	*(4%)*	*(10%)*	*(3%)*	*(2%)*	*1%*	*2%*	*5%*
SSS	*7%*	*8%*	*1%*	*(13%)*	*(17%)*	*(19%)*	*(14%)*	*(3%)*	*6%*
EBITDA*	$189	$200	$187	$173	$164	$170	$164	$166	$190
EBITDA Margin*	*16.8%*	*17.2%*	*17.2%*	*17.3%*	*16.7%*	*17.6%*	*17.4%*	*16.9%*	*18.1%*
FCF*	$57	$54	$59	$157	$119	$105	$66	$121	$113

- **EBITDA margins preserved in difficult economy**
- **Relatively stable rental revenue**
- **Quick, effective expense reduction**
- **Strategic Accounts / Products outperformed core industrial business**
- **1Q11 third consecutive increase in daily sales rate, first positive SSS since 3Q09 (late 2008)**

Strong Cash Flow Drives Shareholder Value Creation


$700
$600
$500
$400
$300
$200
$100
$0
($ in millions)
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09
FY10
20% CAGR in
Cash from Operations*
Cash from Operations*
Free Cash Flow
$411M
$66M
Total Capex*
Growth Capex
Maint. Capex (~3% of Sales)

Strong Cash Flow from Operations*

- *Funds growth / maint. capex*
- *Funds acquisitions*
- *Accelerates debt paydown*
- *Returns cash to stockholders through dividends and share repurchases*

* See attached reconciliations of non-GAAP measures

Note: "CAGR" = Compound Annual Growth Rate

Expected Earnings Growth and Strong Cash Flow Are Projected to Underpin Our Shareholder Value Creation

- Five key factors drive our earnings goal of $4.20+ in CY 2012
  I. Expected recovery of Same-Store Sales growth
  II. Demonstrated operating leverage in the business model
  III. Continued focus on cutting operating costs
  IV. Maintaining higher margin business mix
  V. Realization of anticipated returns on capital investments made in recent years

I. Our Projections Assume SSS Growth Comparable to the Last Expansion


Calendar Year Same-Store Sales Growth Rate
2003-2005 Avg: 6%
2010-2012 Avg: ~7%
20 %
10 %
0 %
(10)%
(20)%
SSS and Non-Tech IP
70.0
60.0
50.0
40.0
30.0
ISM Index
(2)%
0 %
8 %
11 %
10 %
7 %
6 %
(16)%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
Non-Tech IP Growth Rate
ISM Index¹


Airgas Calendar Year Sales
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Sales ($ in billions)
$1.8
$1.8
$2.2
$2.7
$3.1
$3.8
$4.4
$3.9
$5.2+
2002
2003
2004
2005
2006
2007
2008
2009
2012E

Note: Represents calendar year ended December 31. 2010 Non-Tech Industrial Production Growth Rate and ISM Index represent year-to-date data through June.
[1] The ISM Purchasing Managers' Index is a measure of the overall economic health of the manufacturing sector; a value above or below 50 represents an expansion or a contraction, respectively.

II. SSS Growth Drives Substantial EBITDA* Growth Due to Operating Leverage


Calendar Year Same-Store Sales Growth Rate
20 %
10 %
0 %
(10)%
(20)%
6 %
10 %
7 %
6 %
(16)%
~7%
2003-2005 Avg
2006
2007
2008
2009
2010-2012 Avg


Operating Leverage Drives Improved Fall Through1
(Change in EBITDA* / Change in Sales)
30 %
20 %
10 %
0 %
14%
24%
23%
19%
Not Meaningful 2
22+%
2003-2005 Avg
2006
2007
2008
2009
2010-2012 Avg

* See attached reconciliations of non-GAAP measures.
[1] Fall through has been adjusted for special items.
[2] Not meaningful due to negative change in sales in 2009.

III. Operating Leverage Expected to be Further Enhanced by Ongoing Cost Savings

- Achieved original goal of aggregate $25M annual run-rate cost savings
  - Target announced in September 2007
  - Achieved three quarters ahead of schedule in December 2009
- In December 2009, we announced incremental savings target of $30M to be achieved by CY 2012
  - Logistics, plant studies and cylinder testing drive savings
- Cost savings after 2012 expected to be further enhanced by realization of SAP benefits

	Actual Savings Through CY09	Expected Incremental Savings CY10-CY12			Expected Cumulative Savings Through CY12
		CY10	CY11	CY12	
Routing logistics	$7M+	$5M	$6M	$7M	$25M+
Cylinder testing	$6M+	$2M	$2M	$1M	$11M+
Freight	$5M+	$1M	$1M	$1M	$8M+
Plant studies	$3M+	$2M	$1M	$1M	$7M+
Fuel	$2M+	-	-	-	$2M+
Indirect spend	$2M	-	-	-	$2M
Total	**$25M+**	**$10M**	**$10M**	**$10M**	**$55M+**

IV. Business Mix Improvement Produces Higher Margins

	Last Recession[1]	CY 2009	CY 2012E
	Gas/Rent 55% Hardgoods 45%	Gas/Rent 65% Hardgoods 35%	Gas/Rent 65% Hardgoods 35%
Sales	$1.7B	$3.9B	$5.2B+
RADNOR Private Label (% of Hardgoods Sales)	~7%	~12%	12-15%
Atmospheric Gas Production (% Total Atmos. Consumption)	10%	60%+	65%+
EBITDA Margin*	14%	17%	18.0-18.5%

- **Gas/Rent % of Sales:** Significantly higher margins than Hardgoods
- **RADNOR Private Label % of Hardgoods Sales:** Gross margins 1.5-2.0x comparable OEM products
- **Atmospheric Gas Production % of Total Atmospheric Gas Consumption:** Improves sourcing position to achieve lowest landed cost and higher margins

[1] CY2002.
* See attached reconciliations of non-GAAP measures.

V. Substantial Investments Since Last Cycle Should Generate Higher Margins

		Last Recession CY'02	CY'09	Goals CY'12
Substantial Investments	Cylinders (in millions)	5+	10+	
	Bulk Tanks	6,000+	13,500+	
	Locations	~800	~1,100	
	ASU Production Capacity (liquid tons per day)	475	6,700	
	ASU Capacity Utilization	~87%	~70%	
Operational Efficiency	Revenue per Employee (in thousands)	$200	$279	
	Adjusted EBITDA Margin*	13.6%	17.3%	18%-18.5%
	Adjusted EPS*	$0.94	$2.67	$4.20+

- **Distribution Footprint:** established national distribution platform, leveraging customer density, enabling service of large multi-location customers
- **Production Capacity:** increased ASU production capacity has enhanced our sourcing position to achieve the lowest landed product cost[1]

[1] Landed product cost is the full cost of a product from sourcing up until the point of sale.
* See attached reconciliations of non-GAAP measures.

First Quarter Fiscal 2011 Already Within the Range of Our CY 2012 EBITDA Margin Goal


EBITDA Margin
18.5 %
18.0 %
18.1 %
17.5 %
17.3 %
CY2009 Actual
Months Ended June 30, 2010
3 Months Ended June 30, 2010 (1Q FY11)
CY2012E Goal

Source: Airgas Management.
* See attached reconciliations of non-GAAP measures.

On Track To Achieve CY 2012 EPS Goal

- 1H CY2010 Adjusted EPS* increased **+13%** vs. 1H CY2009
- 1Q FY2011 Adjusted EPS* increased **+26%** vs. 1Q FY2010


16% CAGR
18-23% Increase
$2.67
$ 3.05 -
$ 2.95
$ 3.30 -
$ 3.15
$4.20+
7 quarters between March 31, 2011 and December 31, 2012
CY 2009 Actual
Original FY11 Guidance (12 Mos. Ended March 2011)
Revised FY11 Guidance (12 Mos. Ended March 2011)
CY 2012 Goal

Source: Airgas Management.
* See attached reconciliations of non-GAAP measures.

As a Result, We Expect EPS Growth Consistent with Past Recoveries


Calendar Year Adjusted EPS* 2002-2005
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
18% CAGR
$0.94
$1.53
Adj. EPS*
Dec-02
Dec-03
Dec-04
Dec-05


Calendar Year EPS 2009-2012
$4.60
$4.20
$3.80
$3.40
$3.00
$2.60
$2.20
16% CAGR
$2.67*
$3.30
$3.15
FY11 Guidance* (Updated)
$4.20+
(CY12 Goal)
EPS
Dec-09
Dec-10
Dec-11
Dec-12

* See attached reconciliations of non-GAAP measures.

Note: "CAGR" = Compound Annual Growth Rate.

We Have a Track Record of Meeting or Beating Our Mid-Term Goals

Case 1: FY05

(Goals Published May 2001 Analyst Meeting)


$2.0B
$2.4B
$200M
$209M
10.0%
8.8%
10.0%
10.3%
Sales
Op. Profit*
Op. Margin*
ROC*
FY05 Goals
FY05 Results

Case 2: FY08

(Goals Published November 2004 Analyst Meeting)


$3.0B
$4.0B
$315M
$476M
10-11%
11.9%
11-12%
13.2%
Sales
Op. Profit
Op. Margin
ROC*
FY08 Goals
FY08 Results

Case 3: CY08

(Goals Represent CY08 Component of FY11 Goals Published September 2007 Analyst Meeting)


$4.3B
$4.4B
$541M
$541M
12.1%-
12.6%
12.2%
13.2%-
13.7%
13.5%
Sales
Op. Profit
Op. Margin
ROC*
CY08 Goals
CY08 Results

Performing well toward FY11 goals prior to recession

* See attached reconciliations of non-GAAP measures.

In Addition, Returns from Significant Recent Investments Have Yet to be Fully Realized...

($ in millions)		Total Capital Deployed Since January 1, 2007
Capital Expenditures	ASUs (Carrollton, New Carlisle)	$ 80
	SAP Implementation to Date	62
	CO_2 Plants	25
	Plant Upgrades / Consolidation	100
	Cylinders & Bulk Tanks	344
	Other Capital Expenditures	379
	Total Capital Expenditures	**$ 990**
Acquisitions	Linde Bulk Assets	$ 495
	Linde Packaged Gas Assets	310
	Other Acquisitions	563
	Total Acquisitions	**$ 1,368**
Total Capital Deployed	**Total Capital Deployed**	**$ 2,358**

Note: Further benefits expected to be realized from ongoing SAP implementation.

...While Airgas Has Continued to Repay Debt and Build Value for Shareholders



Total Adj Debt
Adj EBITDA
Air Products' Initial Proposal
Total Adj Debt*
Adj Quarterly EBITDA*
$ 2,200
$ 2,100
$ 2,000
$ 1,900
$ 1,800
$ 1,700
$ 1,600
$ 1,500
$ 220
$ 210
$ 200
$ 190
$ 180
$ 170
$ 160
$ 150
Jun-2007
Dec-2007
Jun-2008
Dec-2008
Jun-2009
Dec-2009
Jun-2010

Note: Dollars in millions.
*See attached reconciliations of non-GAAP measures.

Summary of SAP Implementation Benefits

- Estimated incremental annual Operating Income upon full implementation, by key area:
  - **Accelerated Sales Growth = $25 to $50 Million**
    - Expansion of telesales channel to Airgas' regional companies nationwide and into welding hardgoods and packaged gases (currently only safety products)
    - Further penetrate 200,000 existing regional company "sweet-spot" customers through cross-sell
    - 600,000 potential new "sweet-spot" customers currently supplied by competitors
  - **Price Management = $40 to $60 Million**
    - Single biggest area of economic benefit of SAP implementation
    - Tactical and strategic price optimization
    - Benefits estimates derived from independent pricing study and validated with large industrial distributors and two major chemicals companies that had realized price management benefits from their own SAP implementations
  - **Administrative and Operating Efficiencies = $10 to $15 Million**
    - Consolidate administration for 12 regional companies into 4 support centers, with fifth support center for product line BU's
    - Radio frequency (RF) devices in distribution centers
    - Productivity improvement in Strategic Accounts administration

Total Identified and Quantified To-Date = $75 to $125 Million

SAP Implementation Schedule

- Decision to accelerate implementation based on:
  - Early success of system conversions
  - Substantial benefits to be realized
- Accelerated schedule calls for full implementation at nearly all Airgas regional companies by summer 2012
  - Majority of benefits to be realized in regional companies
  - Remaining BU's implemented by end of calendar 2012
  - Original plan called for full conversion of all Airgas business areas, with the exception of Red-D-Arc, by the end of calendar 2013
- Additional implementation costs of accelerated schedule ~$20M, more than offset by economic benefits that will begin to accrue during conversion process
  - Additional costs in calendar 2012 more than offset by SAP benefits
  - Airgas reiterates calendar 2012 earnings goal of $4.20+ per share
- Full annual benefits achieved by calendar 2013

Agenda

Building Blocks of Value – Why We Believe Air Products' Offer Is Inadequate and Opportunistic

I. Historical average next-twelve-months (NTM) trading multiples of Airgas
   - Airgas' 5-year median NTM multiple is 16.7x P/E[1], which includes negative impact of recession
   - Over the past 5 years, Airgas' NTM P/E has averaged:
     - 17.7x when GDP growth is between 0% and 3% (current 2011E consensus of 2.8%) [2]
     - 17.0x when ISM Index is between 50 and 55 and 17.2x when ISM index is 55 or greater[2]

II. Increase in peer equity values and trading multiples since Air Products' February 4 proposal
   - Peers' share prices have increased by 16% to 18%
   - Peers' multiples have increased by median of 8% on P/E and 9% on EV/EBITDA[3]

III. We believe Airgas shareholders are not receiving adequate value for Air Products' estimated synergies
   - At Air Products' $250 million announced value, synergies are worth over $20 per Airgas share[4]
   - Prior to February 4 proposal, Air Products indicated to Airgas that $350 million of synergies could be achieved

IV. Air Products can significantly increase its offer price while maintaining an accretive transaction post-synergies
   - At $63.50 offer, Air Products expects transaction to be immediately accretive to both GAAP and Cash EPS even though full synergies not expected until after year 2

V. Airgas' strong future growth prospects and significant leverage to recovering economy

VI. Airgas' scarcity value as the largest, most valuable packaged gas business and the only remaining independent packaged gas company of scale in the world

Source: FactSet consensus estimates, Bloomberg market data

[1] Represents five-year median multiple as of February 4, 2010, prior to date of announcement of the Air Products offer, based on consensus analyst estimates.

[2] Represents U.S. real quarterly GDP growth, ISM Purchasing Managers Index, and five-year average NTM consensus P/E multiples as of February 4, 2010.

[3] Based on CY2011 consensus estimates. Peer set comprises Praxair, Air Liquide, and Linde.

[4] Refer to slide 42.

Wall Street Analysts View Our FY11 Guidance and Our $4.20+ EPS Goal in CY12 Favorably

- **FY11 Consensus EPS = $3.26, within our FY11 Adjusted EPS* guidance range of $3.15 to $3.30**
- **FY13 Consensus EPS = $4.25, growth of 14.8% over FY12 Consensus EPS of $3.70**
  - **Analysts generally don't include future acquisitions in estimates**
  - **Our FY13 encompasses three quarters of CY12**

- "Management also reaffirmed its goal of achieving CY'12 EPS of $4.20, and indicated it is on a trajectory to meet or exceed this even absent any M&A contribution. **When this goal was first posited, acquisition was seen as a component of getting there, but margin/execution has made that moot.**"

  – BB&T Capital Markets, July 22, 2010

- **"Including acquisitions, we believe earnings power for ARG could approach $4.50 per share by FY13.** While we believe the company's internal goal of earnings of $4.20 per share in calendar 2012 is certainly attainable given significant leverage to volume recovery and ongoing productivity initiatives, it does not appear to be conservative to us given the need to generate high single-digit organic sales growth."

  – KeyBanc Capital Markets, July 22, 2010

- **"ARG's CY12 EPS guidance of $4.20 looks increasingly attainable**. APD's recently raised $63.50/share hostile bid looks less attractive to ARG shareholders given the strong results and lower net debt."

  – First Analysis Securities, July 22, 2010

- "For FY12 we are forecasting EPS of $3.82 which management has not provided guidance for although **they have expressed an EPS goal of $4.20 for CY12 which would include 4QFY12 and the following three quarters. An acceleration in end market recovery in the next year would produce upside to our estimate and management's guidance; we believe both reflect a steady albeit modest ongoing recovery.** For FY12 we are looking for further top-line growth of 9% as the sales initiatives that are currently being implemented gain full traction."

  – Piper Jaffray & Co., July 22, 2010

Note: Permission to use quotations neither sought nor obtained.

* See attached non-GAAP reconciliations.

Timing Matters: Our Trading History Demonstrates Air Products' Opportunism

Airgas' Stock Price for 10 Years Before Air Products' Unsolicited Proposal


$75
$60
$45
$30
$15
$0
$43.53
Feb-2000
Feb-2001
Feb-2002
Feb-2003
Feb-2004
Feb-2005
Feb-2006
Feb-2007
Feb-2008
Feb-2009
Feb-2010

Airgas' Next Twelve Months P/E Multiple for 10 Years Before Air Products' Unsolicited Proposal


25 x
20 x
15 x
10 x
5 x
Feb-2000
Feb-2001
Feb-2002
Feb-2003
Feb-2004
Feb-2005
Feb-2006
Feb-2007
Feb-2008
Feb-2009
Feb-2010

	Median P/E
2/2000 - 2002	15.1 x
2003 - 2005	16.9 x
2006 - 2008	17.5 x
2009 - 2/2010	14.8 x
Last 5 Years	16.7 x

Source: Bloomberg market data as of February 4, 2010, consensus analyst estimates

Timing Matters:
U.S. Economic Recovery is Just Beginning…


U.S. GDP Growth
2.7%
1.9%
0.0%
(2.6)%
3.0%
2.8%
3.1%
2006
2007
2008
2009
2010E
2011E
2012E


European GDP Growth
2.9%
2.7%
0.5%
(4.1)%
1.2%
1.3%
1.6%
2006
2007
2008
2009
2010E
2011E
2012E


U.S. Unemployment
4.6%
4.6%
5.8%
9.3%
9.6%
9.1%
8.1%
2006
2007
2008
2009
2010E
2011E
2012E


U.S. Industrial Indicators Since 2006[1]
120
110
100
90
80
70
60
50
Jan-06
Feb-07
Apr-08
May-09
Jul-10
ISM Manufacturing Index
Non-Tech Industrial Production

Source: Bloomberg consensus estimates as of August 13, 2010.
[1] Data indexed to January 2006.

…and Our Multiple Strengthens in Periods of Economic Growth - GDP


EV / NTM EBITDA
Average Multiple (1)
7.0x
7.5x
8.4x
8.5x
(3%) or less
(3%) - 0%
0% - 3%
3% or greater
February 4, 2010 Proposal
12.0x
9.0x
6.0x
3.0x
8.0%
4.0%
0.0%
(4.0%)
(8.0%)
Feb-05
Jan-06
Dec-06
Nov-07
Oct-08
Sep-09
Aug-10


Price / NTM EPS
Average Multiple (1)
12.4x
14.4x
17.7x
17.8x
(3%) or less
(3%) - 0%
0% - 3%
3% or greater
February 4, 2010 Proposal
24.0x
18.0x
12.0x
6.0x
8.0%
4.0%
0.0%
(4.0%)
(8.0%)
Feb-05
Jan-06
Dec-06
Nov-07
Oct-08
Sep-09
Aug-10
Q-o-Q GDP Growth
Airgas Multiple

Source: FactSet estimates as of August 13, 2010. Gross Domestic Product, Real % Change P/P – United States Quarterly.
(1) Represents 5 years of data prior to February 4, 2010.

…and Our Multiple Strengthens in Periods of Economic Growth - ISM



Average Multiple (1)
6.5x
8.0x
8.1x
8.2x
40 or less
40-50
50-55
55 or greater
EV / NTM EBITDA
February 4, 2010 Proposal
12.0x
9.0x
6.0x
3.0x
70
60
50
40
30
Feb-05
Jan-06
Dec-06
Nov-07
Oct-08
Sep-09
Aug-10



Average Multiple (1)
11.1x
15.8x
17.0x
17.2x
40 or less
40-50
50-55
55 or greater
Price / NTM EPS
February 4, 2010 Proposal
24.0x
18.0x
12.0x
6.0x
80
70
60
50
40
30
Feb-05
Jan-06
Dec-06
Nov-07
Oct-08
Sep-09
Aug-10
ISM Index
Airgas Multiple

Source: FactSet estimates as of August 13, 2010. ISM Manufacturing, Purchasing Managers Index- United States.
(1) Represents 5 years of data prior to February 4, 2010.

Although Lagging Pre-Recession Levels, Sector Trading Multiples Have Significantly Increased Since Air Products' February 4 Proposal

3-Year Median NTM[1] EV / EBITDA Pre-Lehman Filing on Sep. 15, 2008

Peers[2]: 9.1x

Calendar 2010E EV / EBITDA

Current Median: 9.0x
2/4/10 Median: 8.4x ↑ 8%


10.6x
9.4x
9.0x
8.4x
8.1x
8.0x
PX
AL
LIN

Calendar 2011E EV / EBITDA

Current Median: 8.4x
2/4/10 Median: 7.7x ↑ 9%


9.8x
8.5x
8.4x
7.7x
7.6x
7.4x
PX
AL
LIN

Calendar 2012E EV / EBITDA

Current Median: 7.7x
2/4/10 Median: 7.3x ↑ 5%


9.1x
7.8x
7.7x
7.3x
7.1x
7.1x
PX
AL
LIN

3-Year Median NTM[1] P / EPS Pre-Lehman Filing on Sep. 15, 2008

Peers[2]: 17.8x

Calendar 2010E P / EPS

Current Median: 17.0x
2/4/10 Median: 15.9x ↑ 7%


18.6x
16.1x
17.0x
15.9x
15.6x
14.9x
PX
AL
LIN

Calendar 2011E P / EPS

Current Median: 15.5x
2/4/10 Median: 14.4x ↑ 8%


16.5x
14.3x
15.5x
14.4x
13.9x
13.0x
PX
AL
LIN

Calendar 2012E P / EPS

Current Median: 14.0x
2/4/10 Median: 13.4x ↑ 5%


15.0x
12.8x
14.0x
13.4x
12.2x
12.0x
PX
AL
LIN

Multiple as of February 4, 2010 | Current Multiple

Source: Factset and company filings.
Note: Current multiples as of August 13, 2010.
(1) Next Twelve Months
(2) Represents median multiple of an equally-weighted index comprising Praxair, Air Liquide, and Linde.

Air Products' February 4 Proposal Followed a Temporary Market Anomaly


Airgas Stock Price
January 15 – February 4
2%
0%
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
(14)%
15-Jan
22-Jan
29-Jan
January 28, 2010
Airgas announces Q3 FY 2010 earnings miss guidance by just 2 cents (3.0%), stock falls 10%
(10)%
$80
$70
$60
$50
$40
$30
$20
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
$43.53

Source: Bloomberg market data as of February 4, 2010

Airgas

Air Products' Offer "Premium" Does Not Adequately Reflect the Growth in Peer Equity Values


2.4%
5.8%
11.7%
15.9%
17.9%
18.4%
Increase in APD Proposal from $62 to $63.50
Increase in APD Proposal from $60 to $63.50
Peer Equity Growth (as of $63.50 offer date)[1]
Linde
Praxair
Air Liquide
Price Change Since Air Products' Initial Public Proposal

Source: Bloomberg market data as of August 13, 2010

Note: Share price changes of Praxair, Air Liquide, and Linde taken between February 5, 2010, the date Air Products' $60 proposal was made public, and August 13, 2010. Share price changes denominated in the local currencies.

[1] Average change in share price of Praxair, Air Liquide, and Linde between February 5, 2010, the date Air Products' $60 proposal was made public, and July 8, 2010, the date of Air Products' offer of $63.50. Share price changes denominated in the local currencies.

We Believe Airgas Shareholders Are Not Being Adequately Compensated for the Value of Air Products' Estimated Synergies

- Air Products has stated that an acquisition of Airgas would have "substantial cost synergies yielding $250 million run-rate by the end of year two"
- However, prior to February 4 proposal, Air Products indicated to Airgas that $350 million of synergies could be achieved
- Air Products has also publicly estimated cash costs of implementing synergies to be "somewhere in the $350 million to $400 million range"
- $250M of annual synergies and $400M implementation costs implies a value of synergies in excess of $20 per Airgas share[1]

Source: Air Products' "Offer to Acquire Airgas" presentation dated February 5, 2010, and associated transcript

[1] Assumes that synergies are capitalized at median peer EV / CY2010E EBITDA multiple of 9.0x. 9.0 x $250M in annual synergies, less $400M in costs to implement, equals $1.85B, divided by total diluted share count based on the most recent Air Products offer price of $63.50 per share.

The Industrial Gas Sector has Steadily Consolidated…

Major Industrial Gas Players in 2000

Company
AGA
Air Liquide
Air Products
Airgas
The BOC Group
Hede Nielsen
Japan Air Gases
Linde
Linweld
Messer Griesheim
Nippon Sanso
Praxair
Taiyo Toyo Sanso
Valley National Gases

Major Industrial Gas Players in 2010

Company	Enterprise Value ($bn)
Air Liquide	$38
Praxair	33
Linde	29
Air Products	20
Airgas	7
Taiyo Nippon Sanso	6

Source: Bloomberg market data as of August 13, 2010, public filings

...Airgas Represents Significant Strategic Value

- As an independent company, Airgas has demonstrated a strong track record of earnings growth and stock price appreciation
  - Strongly positioned to grow leading share in packaged gas
  - Also strongly positioned to grow share in bulk gases
- As a result, we believe that Airgas is well positioned to continue to deliver shareholder value
  - Delivering robust SSS growth
  - Continuing to deliver operating efficiencies
  - Proven history of successful acquisition integration
- The Airgas Board understands the unique strategic value of the company

Agenda

"Given that the economy is just beginning to emerge from recession, Air Products concluded that the timing is ideal..."

- Air Products Schedule TO dated February 11, 2010 (deleted in Schedule 14A dated June 16, 2010)

- Air Products' proposal would amend Airgas' bylaws to require Airgas to hold future Annual Meetings in January
  - Requires Airgas to accelerate its 2011 meeting to elect directors on January 18, 2011 (and all subsequent meetings in January of each year)
- We believe that implementation of Air Products' proposals would prevent Airgas' shareholders from benefiting from the Company's earnings recovery and resulting value creation

Full text of the Schedule TO text that was subsequently deleted: "Given that the economy is just beginning to emerge from recession, Air Products concluded that the timing is ideal because the combined company would be able to take full advantage of the substantial growth potential, world-class competencies and synergies unique to this transaction."

Airgas' Nominees Are Keenly Aware of Their Fiduciary Duties

- **Peter McCausland**
  - Chairman and CEO of Airgas since 1987
  - Airgas Director since 1986 IPO
  - Beneficial ownership of ARG nearly 8.6 million shares*
  - 4,201% Total Shareholder Return since joining the Airgas Board[1]
- **W. Thacher Brown**
  - Chairman, President and a director of 1838 Investment Advisors LLC from 1988 until retirement in 2004
  - Airgas Director since August 7, 1989
  - Beneficial ownership of ARG nearly 192,000 shares*
  - 1,409% Total Shareholder Return since joining the Airgas Board[1]
- **Richard C. Ill**
  - President, CEO, and a director of Triumph Group (NYSE: TGI) since 1993
  - Airgas Director since August 4, 2004
  - Beneficial ownership of ARG 48,500 shares*
  - 110% Total Shareholder Return since joining the Airgas Board[1]

Eight of our Board members are independent and our Board has significant equity ownership, which we believe closely aligns the existing Airgas Board with Airgas' shareholders' interests

* Source: 2010 proxy statement.

[1] Total Shareholder Returns are calculated as share price plus dividends reinvested, measured through the market close on February 4, 2010, prior to date of announcement of the Air Products offer. Returns are split-adjusted and are measured since the later of the director's start date on Airgas Board or IPO.

We Believe Air Products' Nominees and Proposals Would Deprive Airgas Shareholders of Full Value

- While Air Products' nominees may not be controlled by Air Products, we believe their views could be colored by their relationship with Air Products
- To consider strategies other than the Air Products offer, we believe it would be in the best interests of our stockholders if our directors are not associated in any way with Air Products
- If shareholders vote for Air Products' bylaw proposals, they could reduce Airgas' ability to create stockholder value and determine strategic direction

We recommend that you discard any Gold proxy cards you receive and promptly vote the WHITE proxy card "FOR" the three highly qualified Airgas Directors and "AGAINST" Air Products' proposed By-Law amendments

Risks of Air Products' January Meeting Proposal

- Dramatically accelerates the date for election of directors in 2011 to January 18, 2011 – only four months after the 2010 Annual Meeting and in the same fiscal year as that Annual Meeting
- Augments Air Products' bargaining power and diminishes that of the Airgas Board
- Impedes the Airgas Board's ability to obtain an appropriate price for our stockholders from Air Products or to explore other strategies
- Prevents Airgas stockholders from benefiting from recovering U.S. economy
- Invalid under Delaware law and Airgas' Certificate of Incorporation
- We believe that any acquisition of Airgas should be at a price that reflects the Company's earnings power and performance over a reasonable period of time, post-recession, in addition to the Company's scarcity value and industry-leading position
- In our view, Air Products well knows that the likelihood of success of its low-ball takeover attempt decreases dramatically as Airgas resumes the growth and accomplishments that have been hallmarks of its performance over its history, including in its most recent quarter

Airgas' June 2011 Special Meeting Alternative

- Airgas' June 2011 Special Stockholder Meeting alternative would prevent the shift of bargaining power to Air Products that would occur if its January Meeting Proposal is approved and its nominees elected
  - Airgas and its Directors have made a binding commitment to call a Special Meeting of Stockholders to be held on June 21, 2011, if Air Products' January Meeting Proposal does not receive support from a majority of the votes represented and entitled to vote at the September 2010 Annual Meeting,
  - At that June 2011 Special Stockholder Meeting, Airgas and its Board will take action to assure that Air Products or other stockholders will be able to nominate a number of individuals so that, if a plurality of Airgas stockholders vote for these nominees, these nominees, together with any Air Products nominees elected at the September 2010 Annual Meeting, would constitute a majority of the Airgas Board
- Benefits of June Special Meeting to Airgas stockholders vs. January Annual Meeting
  - Adds two fiscal quarters of performance to Airgas' record, which we believe would significantly enhance Airgas' value as the Board responds to Air Products' offer and proactively explores ways to enhance stockholder value
  - Allows Airgas to provide stockholders with audited results of FY2011, giving stockholders an opportunity to assess our performance over that full fiscal year as well as our response to Air Products
  - Airgas stockholders can elect Airgas' nominees at the September 2010 Annual Meeting while preserving ability to vote for nominees that would represent a majority of the Board at the June 2011 Special Meeting

Agenda

Non-GAAP Reconciliations:
Adjusted EBITDA and Adjusted EBITDA Less Capital Expenditures

(in millions)	Twelve Months Ended December 31, 2009	2001	CAGR
Net earnings (loss)	$ 213	$ (18)	
Cumulative effect of change in accounting principle	-	59	
Earnings before the cumulative effect of a change in accounting principle	213	41	
Plus:			
Income Taxes	136	26	
Equity in earnings of unconsolidated subsidiary	-	(3)	
Interest expense, net	70	48	
Discount on securitization of trade receivables	6	5	
Loss on the extinguishment of debt	9	-	
Other (income) expense, net	(1)	(1)	
Depreciation	210	62	
Amortization	22	12	
Multi-employer pension plan withdrawal charge	7	-	
Adjusted EBITDA	**672**	**190**	**17%**
Capital expenditures	(261)	(59)	
Adjustments to capital expenditures:			
Proceeds from the sale of plant and equipment	11	3	
Operating lease buyouts	2	-	
Adjusted Capital Expenditures	**(248)**	**(56)**	
Adjusted EBITDA less Adjusted Capital Expenditures	**$ 424**	**$ 134**	**15%**

The Company believes this presentation of the cumulative average growth rates ("CAGR") of adjusted EBITDA and adjusted EBITDA less adjusted capital expenditures helps investors better assess the Company's growth. Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our adjusted EBITDA and adjusted capital expenditures metrics may be different from adjusted EBITDA and adjusted capital expenditures metrics provided by other companies.

Non-GAAP Reconciliations:
Adjusted Operating Income and Adjusted Operating Margin – FY2005

	Fiscal Year Ended March 31, 2005
Sales	$ 2,367,782
Operating Income	202,454
Adjustment:	
Acquisition integration costs	6,400
Adjusted Operating Income	**$ 208,854**
Adjusting Operating Margin	**8.8%**

The Company believes the above adjusted operating income and adjusted operating margin computations help investors assess the Company's operating performance without the impact of charges associated with the integration of major acquisitions. Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our adjusted operating income and adjusted operating margin metrics may be different from the adjusted operating income and adjusted operating margin metrics provided by other companies.

Non-GAAP Reconciliation:
Return on Capital

(In thousands)	Fiscal Year Ended March 31, 2005	Fiscal Year Ended March 31, 2008	Calendar Year 2008
Operating Income - Trailing Four Quarters	$ 210,454	$ 476,146	$ 541,422
Five Quarter Average of Total Assets	$ 2,134,362	$ 3,708,389	$ 4,122,411
Five Quarter Average of Securitized Trade Receivables	183,300	310,880	360,000
Five Quarter Average of Current Liabilities (exclusive of debt)	(274,035)	(421,589)	(459,362)
Five Quarter Average Capital Employed	$ 2,043,627	$ 3,597,680	$ 4,023,049
Return on Capital	**10.3%**	**13.2%**	**13.5%**

The Company believes this return on capital computation helps investors assess how effectively the Company uses the capital invested in its operations. Our management uses return on capital as one of the metrics for determining employee compensation. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our return on capital computation information may be different from the return on capital computations provided by other companies.

Non-GAAP Reconciliation:
Adjusted Earnings Per Diluted Share

	(Updated Guidance) Fiscal Year Ending March 31, 2011		Three Months Ended	Calendar Year				
	Low	High	June 30, 2010	2009	2005	2004	2003	2002
Earnings per diluted share	$ 3.08	$ 3.23	$ 0.76	$ 2.55	$ 1.48	$ 1.18	$ 1.04	$ 0.82
Adjustments:								
Costs related to unsolicited takeover attempt	0.03	0.03	0.03	-	-	-	-	-
Debt extinguishment charges	0.02	0.02	0.02	0.07	-	-	-	-
Multi-employer pension plan withdrawal charges	0.02	0.02	0.02	0.05	-	-	-	-
Legal Settlement	-	-	-	-	-	-	-	0.08
Restructuring charge (recovery)	-	-	-	-	-	(0.01)	-	0.03
Insurance gain	-	-	-	-	-	-	(0.02)	-
Fire Losses	-	-	-	-	-	-	0.02	-
Acquisition integration costs	-	-	-	-	0.01	0.03	-	-
Employee separation costs	-	-	-	-	0.01	-	-	-
Hurricane losses	-	-	-	-	0.02	-	-	-
Losses from discontinued operations	-	-	-	-	0.01	-	0.01	0.01
Adjusted earnings per diluted share	$ 3.15	$ 3.30	$ 0.83	$ 2.67	$ 1.53	$ 1.20	$ 1.05	$ 0.94

The Company believes that the adjusted earnings per diluted share above provide investors meaningful insight into the Company's earnings trend without the impact of debt extinguishment charges, multi-employer pension plan withdrawal charges, the settlement of material litigation, restructuring charges, insurance gains, fire losses, significant acquisition integration costs, employee separation costs, hurricane losses, and losses from discontinued operations. Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our adjusted earnings per diluted share metric may be different from adjusted earnings per diluted share metrics provided by other companies.

Airgas

Non-GAAP Reconciliation:
Adjusted EBITDA Margin

(in thousands)	Calendar Year				Three Months Ended June 30, 2010	Six Months Ended June 30, 2010
	2012 Target					
	Low	High	2009	2002		
Sales	$ 5,200,000	$ 5,200,000	$ 3,886,671	$ 1,714,527	$ 1,052,656	$ 2,035,964
Operating Income	$ 648,000	$ 675,000	$ 432,221	$ 142,442	$ 122,751	$ 204,634
Adjustments:						
Depreciation & Amortization	286,000	286,000	231,518	79,294	60,467	121,440
Costs related to unsolicited takeover attempt	-	-	-	-	3,787	27,222
Multi-employer pension plan withdrawal charges	-	-	6,650	-	3,204	3,204
Legal Settlement	-	-	-	8,500	-	-
Restructuring charges	-	-	-	2,700	-	-
Other	-	-	400	-	-	-
Adjusted EBITDA	**$ 934,000**	**$ 961,000**	**$ 670,790**	**$ 232,936**	**$ 190,209**	**$ 356,500**
Adjusted EBITDA Margin	**18.0%**	**18.5%**	**17.3%**	**13.6%**	**18.1%**	**17.5%**

The Company believes the above adjusted EBITDA margin computations help investors assess the Company's operating performance without the impact of depreciation and amortization and charges associated with the Company's withdrawal from multi-employer pension plans, costs related to Air Products' unsolicited takeover attempt, significant legal settlements and restructuring charges. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our Adjusted EBITDA metric may be different from similar metrics provided by other companies.

Non-GAAP Reconciliation:
Adjusted EBITDA Fall Through

(in thousands)	Calendar Year: Average 2003 to 2005	2006	2007	2008	Average 2010E to 2012E
Sales	$ 2,246,184	$ 3,098,086	$ 3,792,509	$ 4,456,256	$ 4,700,000
Change in sales	$ 337,518	$ 371,006	$ 694,423	$ 663,747	$ 435,000
Operating Income	$ 201,877	$ 322,300	$ 437,733	$ 541,422	$ 565,000
Adjustments:					
Depreciation & Amortization	104,021	142,021	179,545	211,885	264,283
Costs related to unsolicited takeover attempt	-	-	-	-	9,074
Multi-employer pension plan withdrawal charge	-	-	-	-	1,068
Restructuring charge (recovery)	(267)	-	-	-	-
Fire Losses	933	-	-	-	-
Acquisition integration costs	1,600	-	10,100	-	-
Employee separation costs	533	-	-	-	-
Hurricane losses	733	-	-	-	-
Adjusted EBITDA	**$ 309,431**	**$ 464,321**	**$ 627,378**	**$ 753,307**	**$ 839,425**
Change in adjusted EBITDA	$ 47,869	$ 87,777	$ 163,057	$ 125,929	$ 97,000
Percentage adjusted EBITDA fall through	**14%**	**24%**	**23%**	**19%**	**22%**

The Company believes that using adjusted EBITDA in its percentage of adjusted EBITDA fall through metric provides investors meaningful insight into the Company's trend of increasing adjusted EBITDA for every dollar of increased sales without the impact of costs related to the unsolicited takeover attempt, multi-employer pension plan withdrawal charges, restructuring charges, fire losses, significant acquisition integration costs, employee separation costs and hurricane losses. Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP measures are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our percentage of adjusted EBITDA fall through metric may be different from similar metrics provided by other companies.

Non-GAAP Reconciliations:
Adjusted Debt and Adjusted EBITDA – Quarterly

Adjusted Debt

(in thousands)	Jun 30, 2007	Sep 30, 2007	Dec 31, 2007	Mar 31, 2008	Jun 30, 2008	Sep 30, 2008	Dec 31, 2008	Mar 31, 2009	Jun 30, 2009	Sep 30, 2009	Dec 31, 2009	Mar 31, 2010	Jun 30, 2010	Aug 13, 2010
Current portion of long-term debt	$ 41,773	$ 40,157	$ 40,554	$ 40,400	$ 43,458	$ 18,563	$ 10,227	$ 11,058	$ 11,033	$ 10,821	$ 10,103	$ 10,255	$ 9,589	$ 9,589
Long-term debt, excluding current portion	1,598,004	1,559,812	1,493,901	1,539,648	1,537,696	1,775,643	1,810,181	1,750,308	1,675,194	1,598,217	1,604,070	1,499,384	1,711,630	1,642,451
Net debt	1,639,776	1,599,969	1,534,455	1,580,048	1,581,154	1,794,206	1,820,408	1,761,366	1,686,227	1,609,038	1,614,173	1,509,639	1,721,219	1,652,040
Securitization of trade receivables	285,000	285,000	360,000	360,000	360,000	360,000	360,000	311,400	295,500	272,700	267,900	295,000	-	-
Adjusted debt	**$ 1,924,776**	**$ 1,884,969**	**$ 1,894,455**	**$ 1,940,048**	**$ 1,941,154**	**$ 2,154,206**	**$ 2,180,408**	**$ 2,072,766**	**$ 1,981,727**	**$ 1,881,738**	**$ 1,882,073**	**$ 1,804,639**	**$ 1,721,219**	**$ 1,652,040**

Adjusted EBITDA

	Three Months Ended												
(in thousands)	Jun 30, 2007	Sep 30, 2007	Dec 31, 2007	Mar 31, 2008	Jun 30, 2008	Sep 30, 2008	Dec 31, 2008	Mar 31, 2009	Jun 30, 2009	Sep 30, 2009	Dec 31, 2009	Mar 31, 2010	Jun 30, 2010
Operating income	$ 111,037	$ 115,389	$ 118,329	$ 131,060	$ 134,856	$ 144,988	$ 130,522	$ 114,506	$ 107,910	$ 109,817	$ 99,988	$ 81,883	$ 122,751
Adjustments:													
Depreciation & Amortization	44,472	48,598	48,072	48,633	53,502	55,010	54,740	57,541	56,400	58,124	59,454	60,973	60,467
Costs related to unsolicited takeover attempt	-	-	-	-	-	-	-	-	-	-	-	23,435	3,787
Multi-employer pension plan withdrawal charge	-	-	-	-	-	-	-	-	-	1,700	4,950	-	3,204
Adjusted EBITDA	**$ 155,509**	**$ 163,987**	**$ 166,401**	**$ 179,693**	**$ 188,358**	**$ 199,998**	**$ 185,262**	**$ 172,047**	**$ 164,310**	**$ 169,641**	**$ 164,392**	**$ 166,291**	**$ 190,209**

The Company uses adjusted debt to provide investors with a more meaningful measure of the Company's debt obligations by adjusting for funds received under the trade receivable securitization program. The Company believes that using adjusted EBITDA provides investors meaningful insight into the Company's performance trend without the impact of costs related to the unsolicited takeover attempt, and multi-employer pension plan withdrawal charges. Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.

Airgas

Non-GAAP Reconciliation:
Adjusted EBITDA FY89-FY10

(In thousands)	FY89	FY90	FY91	FY92	FY93	FY94	FY95	FY96	FY97	FY98	FY99
Operating income	$ 15,959	$ 23,221	$ 17,286	$ 25,318	$ 34,367	$ 48,667	$ 72,600	$ 92,987	$ 80,480	$ 111,709	$ 112,607
Add:											
Depreciation & amortization	11,147	17,387	21,158	23,420	28,042	30,571	36,868	45,762	64,428	82,227	83,839
Costs related to unsolicited takeover attempt	-	-	-	-	-	-	-	-	-	-	-
Multi-employer pension plan withdrawal charges	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	27,106	40,608	38,444	48,738	62,409	79,238	109,468	138,749	144,908	193,936	196,446
(Uses)/sources of cash excluded from adjusted EBITDA, included in cash from operations:											
Interest expense, net	(12,245)	(16,198)	(15,179)	(12,838)	(11,403)	(12,486)	(17,625)	(24,862)	(39,367)	(52,603)	(59,677)
Discount on securitization of receivables	-	-	-	-	-	-	-	-	-	-	-
Current income taxes	404	1,700	(599)	(3,591)	(5,653)	(7,838)	(12,345)	(17,654)	(20,012)	(16,502)	(17,244)
Other income (expense)	215	157	870	214	546	453	1,607	781	1,695	9,811	29,491
Equity in earnings of Elkem joint venture	1,415	1,435	2,009	2,019	(897)	(1,258)	(840)	(1,428)	(1,356)	(1,478)	(869)
(Gains)/losses on divestitures	-	-	-	-	-	-	(560)	-	-	(1,452)	(25,468)
(Gain)/losses on sale of PP&E	(32)	2	(715)	(76)	(292)	(63)	110	(12)	616	(504)	(222)
Stock-based compensation expense	-	-	-	-	-	-	-	-	-	-	-
Income/(loss) on discontinued operations	-	-	-	-	-	-	-	-	478	(635)	(871)
Costs related to unsolicited takeover attempt	-	-	-	-	-	-	-	-	-	-	-
Multi-employer pension plan withdrawal charges	-	-	-	-	-	-	-	-	-	-	-
Other non-cash charges	260	308	252	250	-	-	-	-	3,930	11,422	-
Cash provided by (used in) changes in assets and liabilities	4,379	702	6,712	15,968	13,608	6,752	(2,030)	(6,948)	(14,801)	(13,548)	(25,273)
Net cash provided by operating activities	$ 21,501	$ 28,714	$ 31,794	$ 51,682	$ 58,318	$ 64,798	$ 77,786	$ 88,626	$ 76,091	$ 128,447	$ 96,313

(In thousands)	FY00	FY01	FY02	FY03	FY04	FY05	FY06	FY07	FY08	FY09	FY10
Operating income	$ 105,461	$ 106,728	$ 124,938	$ 156,336	$ 168,544	$ 202,454	$ 269,142	$ 341,497	$ 476,824	$ 524,868	$ 399,598
Add:											
Depreciation & amortization	85,262	82,796	71,757	79,279	87,447	111,078	127,542	147,343	189,775	220,795	234,949
Costs related to unsolicited takeover attempt	-	-	-	-	-	-	-	-	-	-	23,435
Multi-employer pension plan withdrawal charges	-	-	-	-	-	-	-	-	-	-	6,650
Adjusted EBITDA	190,723	189,524	196,695	235,615	255,991	313,532	396,684	488,840	666,599	745,663	664,632
(Uses)/sources of cash excluded from adjusted EBITDA, included in cash from operations:											
Interest expense, net	(56,879)	(59,550)	(46,775)	(46,374)	(42,357)	(51,245)	(54,145)	(60,180)	(89,485)	(84,395)	(63,310)
Discount on securitization of receivables	-	(1,303)	(4,846)	(3,326)	(3,264)	(4,711)	(9,371)	(13,630)	(17,031)	(10,738)	(5,651)
Current income taxes	(16,902)	(13,402)	4,546	(33,174)	(24,623)	(22,622)	(30,718)	(47,972)	(69,459)	(64,985)	(51,634)
Other income (expense)	18,625	1,324	5,987	2,132	1,472	1,129	2,411	1,556	1,454	(382)	1,332
Equity in earnings of Elkem joint venture	-	-	-	-	-	-	-	-	-	-	-
(Gains)/losses on divestitures	(17,712)	(1,173)	(5,548)	241	-	(360)	1,900	-	-	-	-
(Gain)/losses on sale of PP&E	(915)	502	405	(257)	(837)	(321)	(1,330)	39	714	(964)	3,014
Stock-based compensation expense	-	-	-	-	-	-	-	15,445	16,629	20,635	22,868
Income/(loss) on discontinued operations	(335)	(400)	(3,529)	(1,776)	(457)	464	(1,424)	-	-	-	-
Costs related to unsolicited takeover attempt	-	-	-	-	-	-	-	-	-	-	(23,435)
Multi-employer pension plan withdrawal charges	-	-	-	-	-	-	-	-	-	-	(6,650)
Other non-cash charges	458	2,281	1,068	-	-	-	-	-	-	-	-
Cash provided by (used in) changes in assets and liabilities	(22,686)	78,329	95,691	33,931	17,865	(23,456)	42,038	(57,755)	41,505	(22,067)	58,881
Net cash provided by operating activities	$ 94,377	$ 196,132	$ 243,694	$ 187,012	$ 203,790	$ 212,410	$ 346,046	$ 326,343	$ 550,926	$ 582,767	$ 600,047

The Company believes adjusted EBITDA provides investors meaningful insight into the Company's ability to generate cash from operations to support required working capital, capital expenditures and financial obligations. Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our adjusted EBITDA metric may be different from adjusted EBITDA metrics provided by other companies. Certain reclassifications have been made to prior period financial statements to conform to the current presentation.

Airgas

Non-GAAP Reconciliations:
Adjusted Cash from Operations, Adjusted Capital Expenditures & Free Cash Flow

($ in millions)	FY10	FY09	FY08	FY07	FY06	FY05	FY04	FY03	FY02	FY01
Net cash provided by operating activities	$ 600	$ 583	$ 550	$ 326	$ 346	$ 212	$ 204	$ 187	$ 244	$ 196
Adjustments to cash provided by operating activities:										
Cash used (provided) by the securitization of trade receivables	16	49	(96)	(20)	(54)	(27)	(4)	(25)	(61)	(73)
Stock issued for employee stock purchase plan	15	17	14	12	11	10	7	9	7	6
Tax benefit realized from exercise of stock options	15	12	13	9	-	-	-	-	-	-
Adjusted cash from operations	**$ 648**	**$ 660**	**$ 482**	**$ 327**	**$ 302**	**$ 195**	**$ 207**	**$ 171**	**$ 190**	**$ 129**
Capital expenditures	$ (253)	$ (352)	$ (267)	$ (238)	$ (209)	$ (168)	$ (94)	$ (68)	$ (58)	$ (66)
Adjustments to capital expenditures:										
Proceeds from sales of plant and equipment	14	14	9	9	8	5	5	4	3	3
Operating lease buyouts	2	6	1	10	15	24	4	-	-	-
Adjusted capital expenditures	**$ (237)**	**$ (332)**	**$ (257)**	**$ (220)**	**$ (186)**	**$ (139)**	**$ (84)**	**$ (64)**	**$ (55)**	**$ (63)**
Free Cash Flow	**$ 411**	**$ 328**	**$ 225**	**$ 107**	**$ 116**	**$ 57**	**$ 123**	**$ 107**	**$ 135**	**$ 66**
Adjusted Cash from Operations										
CAGR FY01-FY10	**20%**									

The Company believes that free cash flow and adjusted cash from operations provide investors meaningful insight into the Company's ability to generate cash from operations, which is available for servicing debt obligations and for the execution of its business strategy, including acquisitions, the prepayment of debt, the payment of dividends, or to support other investing and financing activities. Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our free cash flow and adjusted cash from operations metrics may be different from free cash flow and adjusted cash from operations metrics provided by other companies.

Non-GAAP Reconciliations:

Quarterly Operating Income to Adjusted Operating Income and Adjusted EBITDA

(In millions)

Quarter Ended	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10
Sales	918	1,011	1,011	1,090	1,120	1,165	1,082	995	982	965	945	983	1,053
Operating income	$ 111	$ 115	$ 118	$ 131	$ 135	$ 145	$ 131	$ 115	$ 108	$ 110	$ 100	$ 82	$ 123
Add:													
Costs related to unsolicited takeover attempt	-	-	-	-	-	-	-	-	-	-	-	23	4
Multi-employer pension plan withdrawal charges	-	-	-	-	-	-	1	-	-	2	5	-	3
Adjusted operating income	111	115	118	131	135	145	132	115	108	112	105	105	130
Add:													
Depreciation & amortization	44	49	48	49	54	55	55	58	56	58	59	61	60
Adjusted EBITDA	155	164	166	180	189	200	187	173	164	170	164	166	190
Adjusted Operating Margin	12.1%	11.4%	11.7%	12.0%	12.1%	12.4%	12.2%	11.6%	11.0%	11.6%	11.1%	10.7%	12.3%
Adjusted EBITDA Margin	16.9%	16.2%	16.4%	16.5%	16.8%	17.2%	17.2%	17.3%	16.7%	17.6%	17.4%	16.9%	18.1%

The Company believes the above adjusted operating margin and adjusted EBITDA margin computations help investors assess the Company's operating performance without the impact of charges associated with the Company's withdrawal from multi-employer pension plans and costs related to Air Products' unsolicited takeover attempt. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our adjusted EBITDA metric may be different from adjusted EBITDA metrics provided by other companies. Certain reclassifications have been made to prior period financial statements to conform to the current presentation.

Non-GAAP Reconciliations:

Quarterly Net Cash Provided by Operating Activities to Adjusted Cash from Operations to Free Cash Flow

($ in millions)	Jun-08	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10
Net cash provided by operating activities	$ 129	$ 142	$ 143	$ 169	$ 162	$ 138	$ 112	$ 188	$ (130)
Adjustments to cash provided by operating activities:									
Cash used (provided) by the securitization of trade receivables	-	-	-	49	16	23	5	(27)	295
Stock issued for employee stock purchase plan	4	4	4	4	4	4	4	4	4
Tax benefit realized from exercise of stock options	7	1	2	1	1	1	1	12	2
Adjusted cash from operations	**$ 140**	**$ 147**	**$ 149**	**$ 224**	**$ 183**	**$ 166**	**$ 121**	**$ 177**	**$ 171**
Capital expenditures	$ (86)	$ (100)	$ (97)	$ (70)	$ (67)	$ (64)	$ (60)	$ (61)	$ (61)
Adjustments to capital expenditures:									
Proceeds from sales of plant and equipment	3	1	7	3	3	3	3	6	3
Operating lease buyouts	-	6	-	-	-	-	2	-	-
Adjusted capital expenditures	**$ (83)**	**$ (93)**	**$ (90)**	**$ (67)**	**$ (65)**	**$ (61)**	**$ (55)**	**$ (56)**	**$ (58)**
Free Cash Flow	**$ 57**	**$ 54**	**$ 59**	**$ 157**	**$ 119**	**$ 105**	**$ 66**	**$ 121**	**$ 113**

The Company believes that free cash flow and adjusted cash from operations provide investors meaningful insight into the Company's ability to generate cash from operations, which is available for servicing debt obligations and for the execution of its business strategy, including acquisitions, the prepayment of debt, or to support other investing and financing activities. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our free cash flow and adjusted cash from operations metrics may be different from free cash flow and adjusted cash from operations metrics provided by other companies.